SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 — SUBSEQUENT EVENTS

Private Placement

On October 26, 2022, the Company entered into certain subscription agreements (the “Subscription Agreements”) with four investors (the “Subscribers”). Pursuant to the Subscription Agreements and in reliance on Rule 902 of Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended, the Company agreed to sell and the Subscribers agreed to purchase an aggregate of 9,000,000 ordinary shares of the Company at a price of $1.40 per share (the “Private Placement”). The Subscribers represented that they were not residents of the United States and were not “U.S. persons” as defined in Rule 902(k) of Regulation S and were not acquiring the Shares for the account or benefit of any U.S. person. On November 3, 2022, the Company closed the private placement and issued and sold an aggregate of 9,000,000 ordinary shares to the Subscribers at a price of $1.40 per share for the gross proceeds of $12.60 million; the Company received net proceeds of $11.92 million after deducting the placement agent’s fees and other related offering expenses. The management of the Company will have sole and absolute discretion concerning the use of the proceeds from the Private Placement.

Deposit for software development project

In order to upgrade the Company’s existing software and operating systems to increase the data processing capability, to diversify the Company’s business operation model and to support its future business expansion, in October 2022, the Company signed a contract with a third-party, ARX, to conduct software application design and development project. ARX is a full-stacked technology solution company specializing in design and development of application of AR, Mixed Reality, Virtual Reality (“VR”), Integrated Business Solution, and Internet of Things to help business entities stand out among the crowd. Total contract price with ARX for Rebates Mall software design and customization, AR software development, and database processing capacity improvement amounted to MYR218.75 million (approximately $47.2 million) for the next three years, including market research, feasibility study, VR Mall Data Management system software conceptualization, visualization, system coding, testing, debugging, and application and server backup supporting services. Total contract price of $47.2 million will be paid to ARX in five installments within the next two years, depending on the progress of the software application development project. Pursuant to the contract terms, from November 2022 to December 2022, the Company made a prepayment of $23.8 million (MYR105 million) as the first installment payment to ARX. The Company may, at its discretion, terminate the ARX agreement and request for a full refund of the deposit anytime if the software design and development proposal provided by ARX does not meet the expectation and the deposit of $23.8 million shall be refunded to the Company upon receipt of the Company’s written notice of termination.

The Company evaluated the subsequent event through January 18, 2023, the date of this report, and concluded that there are no additional material reportable subsequent events that need to be disclosed.